2ND QUARTER 2026 RESULTS AUGUST 20, 2025 THE PEOPLE CONNECTING AMERICA®

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of the 1995 Private Securities Litigation Reform Act. These forward-looking statements include those related to the Company’s current assumptions regarding future business and f inancial performance, including, but not limited to, those statements related to our recent acquisitions and those found under the “Outlook” slides of this presentation. Forward-looking statements are based on management’s expectations, estimates and projections, are made solely as of the date these statements are made, and are subject to both known and unknown risks and uncertainties that may cause the actual results and occurrences discussed in these forward-looking statements to differ materially from those referenced or implied in the forward-looking statements contained in this presentation. The most signif icant of these known risks and uncertainties are described in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) and include future economic conditions and trends including the potential impacts of an inflationary economic environment, changes in government policies and laws affecting our business, including related to funding for infrastructure projects and tariff policies or changes to tax laws, changes to customer capital budgets and spending priorities, the availability and cost of materials, equipment and labor necessary to perform our work, the adequacy of the Company’s insurance and other reserves and allowances for credit losses, whether the carrying value of the Company’s assets may be impaired, the future impact of any acquisitions or dispositions, adjustments and cancellations of the Company’s projects, the impact to the Company’s backlog from project cancellations or postponements, the impacts of pandemics and public health emergencies, the impact of varying climate and weather conditions, the anticipated outcome of other contingent events, including litigation or regulatory actions involving the Company, potential liabilities or other adverse effects arising from occupational health, safety, and other regulatory matters, the adequacy of our liquidity, the availability of f inancing to address our f inancial needs, the Company’s ability to generate suff icient cash to service its indebtedness, the impact of restrictions imposed by the Company’s Senior Credit Facility, and other risks and uncertainties detailed from time to time in the Company’s f ilings with the Securities and Exchange Commission. The Company does not undertake any obligation to update its forward-looking statements. NON-GAAP FINANCIAL MEASURES This presentation includes certain “Non-GAAP” f inancial measures as defined by Regulation G of the SEC. As required by the SEC, an explanation of the Non-GAAP f inancial measures and a reconciliation of those measures to the most directly comparable GAAP f inancial measures are provided beginning on slide 10 of this presentation. Non-GAAP f inancial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. IMPORTANT INFORMATION 2

“ “ FINANCIAL HIGHLIGHTS Delivered strong revenue growth and margin expansion Dycom’s first-half performance confirms the strength of our strategy, disciplined execution and ability to capitalize on a rapidly expanding market. This quarter, we delivered record revenue within our range of expectations and record earnings that exceeded our expectations. The demand for digital infrastructure is accelerating, and Dycom’s breadth and proven execution set us up to lead. - Dan Peyovich, President and CEO $ MILLIONS, except EPS Q2 2026 Q2 2025 Y/Y Total Contract Revenues1 $ 1,377.9 $ 1,203.1 14.5% Organic Revenue Growth 3.4% Adjusted EBITDA $ 205.5 $ 158.3 29.8% Adjusted EBITDA % 14.9% 13.2% 175 bps Adjusted Diluted EPS $ 3.33 $ 2.46 35.4% Reconciliations of Non-GAAP measures begin on slide 10. 3

Expansion of Core Maintenance and Operations Services Continued State and Federal Program Spending to Bridge the Digital Divide Multi-Year Capital Commitments for Fiber-to- the-Home Deployments Wireless Network Modernization to Meet Increasing Digital Demands Increasing Demand for Fiber Infrastructure to Support Data Center Growth Increasing amounts of capital in the industry for the deployment and operation of high-capacity telecommunications and digital infrastructure INDUSTRY DRIVERS 4

BACKLOG Key wins across diverse demand drivers support backlog quality Total Backlog2 and Next 12 Months Backlog increased 16.9% and 20.2% year-over-year, respectively Subsequent to the quarter, we secured a signif icant new award for both service and maintenance and FTTH work across numerous states 5 $ BILLIONS Next 12 Month Backlog $6.834 $7.856 $7.760 $8.127 $7.989 $3.830 $4.467 $4.642 $4.685 $4.604 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026

DEBT AND LIQUIDITY OVERVIEW Debt maturity profile and strong liquidity position provide f inancial flexibility DEBT SUMMARY Q2 2026 Q1 2026 $ MILLIONS 4.50% Senior Notes, mature April 2029 $ 500.0 $ 500.0 Senior Credit Facility, matures January 2029:3 Term Loan Facility 450.0 450.0 Revolving Facility 85.0 89.0 Total Notional Amount of Debt $ 1,035.0 $ 1,039.0 Less: Cash and Equivalents 28.5 16.1 Notional Net Debt $ 1,006.5 $ 1,022.9 6 Liquidity4 $ 545.9 $ 529.6

CASH FLOW OVERVIEW Capital allocation prioritizes organic growth, followed by M&A and opportunistic share repurchases, within the context of the Company’s historical range of net leverage CASH FLOW SUMMARY Q2 2026 Q2 2025 $ MILLIONS Operating cash flows $ 57.4 $ (7.5) Capital expenditures, net of proceeds from sale of assets $ (39.1) $ (55.9) Cash paid for acquisitions, net of cash acquired $ - $ (20.8) (Repayments) Borrowings on Senior Credit Facility $ (4.0) $ 84.4 Debt issuance costs $ - $ (6.6) Other financing and investing activities, net $ (2.0) $ (0.1) Days Sales Outstanding (“DSO”)5 Q2 2026 Q2 2025 Total DSO 108 117 7

We are reaffirming our Fiscal 2026 revenue outlook range of $5.290 billion to $5.425 billion, representing a range of 12.5% to 15.4% total growth over the prior year. We continue to see a marketplace of unprecedented opportunity as our customers’ ambitious plans grow. The increasing addressable market, coupled with our proven ability to execute, bolster our confidence to achieve our full-year growth target. FISCAL YEAR ENDING JANUARY 31, 2026 FISCAL 2026 OUTLOOK 8 Fiscal 2026 will include 53 weeks of operations due to our fiscal calendar, with the extra week occurring in the Company’s fiscal fourth quarter when operations are normally seasonally impacted by winter weather Additionally, fiscal 2025 included $114.2 million of storm restoration services and we have not included storm restoration revenues in our fiscal 2026 outlook

$1.38 BILLION to $1.43 BILLION $11.8 MILLION $8.2 MILLION $14.7 MILLION 26.0% 29.3 MILLION $198 MILLION to $213 MILLION $3.03 to $3.36 TOTAL CONTRACT REVENUES Amortization Expense Stock-Based Compensation Expense Interest Expense, Net Non-GAAP Effective Income Tax Rate Diluted Shares NON-GAAP ADJUSTED EBITDA DILUTED EPS 9 Q3 2026 OUTLOOK QUARTER ENDING OCTOBER 25, 2025

Q2 2026 NON-GAAP RECONCILIATIONS

EXPLANATION OF NON-GAAP FINANCIAL MEASURES

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In the Company's quarterly results releases, slide presentations, conference calls and webcasts, it may use or discuss Non-GAAP financial measures, as defined by Regulation G of the Securities and Exchange Commission. The Company believes that the presentation of certain Non-GAAP financial measures in these materials provides information that is useful to investors because it allows for a more direct comparison of the Company's performance for the period reported with the Company's performance in prior periods. The Company cautions that Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company's reported GAAP results. Management defines the Non-GAAP financial measures used as follows:

- **Non-GAAP Organic Contract Revenues** – contract revenues from businesses that are included for the entirety of both the current and prior year periods, excluding contract revenues from certain non-recurring items. Non-GAAP Organic Contract Revenue change percentage is calculated as the change in Non-GAAP Organic Contract Revenues from the comparable prior year period divided by the comparable prior year period Non-GAAP Organic Contract Revenues.
- **Non-GAAP Adjusted EBITDA** – EBITDA (earnings before interest, taxes, depreciation and amortization) adjusted for gain on sale of fixed assets, stock-based compensation expense, and certain non-recurring items. Management believes Non-GAAP Adjusted EBITDA is a helpful measure for comparing the Company's operating performance with prior periods as well as with the performance of other companies with different capital structures or tax rates.
- **Non-GAAP Adjusted Net Income** - GAAP net income before certain non-recurring items and the related tax impact. Management believes Non-GAAP Adjusted Net Income is a helpful measure for comparing the Company's operating performance with prior periods.
- **Non-GAAP Adjusted Diluted Earnings per Common Share** - Non-GAAP Adjusted Net Income divided by weighted average diluted shares outstanding.
- **Notional Net Debt** - aggregate face amount of outstanding debt less cash and equivalents. Management believes notional net debt is a helpful measure to assess the Company's liquidity.

Management excludes or adjusts each of the items identified below from Non-GAAP Adjusted EBITDA, Non-GAAP Adjusted Net Income and Non-GAAP Adjusted Diluted Earnings per Common Share:

- **Loss on debt extinguishment** - Loss on debt extinguishment includes the write-off of deferred financing fees in connection with the amendment of the Company's credit agreement during the quarter ended July 27, 2024. Management believes excluding the loss on debt extinguishment from the Company's Non-GAAP financial measures assists investors' overall understanding of the Company's current financial performance and provides management with a consistent measure for assessing the current and historical financial results.
- **Stock-based compensation modification** - In connection with the Company's CEO succession plan and transition completed in November 2024, the Company incurred stock-based compensation modification expense. The Company excludes the impact of the modification because the Company believes it is not indicative of its underlying results or ongoing operations.
- **Tax impact of pre-tax adjustments** - The tax impact of pre-tax adjustments reflects the Company's estimated tax impact of specific adjustments and the effective tax rate used for financial planning for the applicable period.

DYCOM

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RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO COMPARABLE GAAP FINANCIAL MEASURES Quarter Ended July 26, 2025 Quarter Ended July 27, 2024 Six Months Ended July 26, 2025 Six Months Ended July 27, 2024 Contract Revenues – GAAP $ 1,377.9 $ 1,203.1 $ 2,636.6 $ 2,345.5 Contract Revenues – GAAP Growth % 14.5% 12.4% Contract Revenues – GAAP $ 1,377.9 $ 1,203.1 $ 2,636.6 $ 2,345.5 Revenues from acquired businesses6 (139.8) (5.7) (256.6) (13.5) Non-GAAP Organic Contract Revenues $ 1,238.2 $ 1,197.3 $ 2,380.0 $ 2,332.0 Non-GAAP Organic Contract Revenues Growth % 3.4% 2.1% CONTRACT REVENUES AND NON-GAAP ORGANIC CONTRACT REVENUES UNAUDITED $ MILLIONS 12 Amounts in table above may not add due to rounding

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO COMPARABLE GAAP FINANCIAL MEASURES Quarter Ended July 26, 2025 Quarter Ended July 27, 2024 Six Months Ended July 26, 2025 Six Months Ended July 27, 2024 Net income $ 97.5 $ 68.4 $ 158.5 $ 131.0 Interest expense, net 15.6 14.7 29.6 27.5 Provision for income taxes 33.6 26.4 51.2 41.3 Depreciation and amortization 60.9 46.6 119.2 91.8 EBITDA 207.5 156.0 358.6 291.5 Gain on sale of fixed assets (10.1) (8.2) (19.9) (20.6) Stock-based compensation expense 8.1 9.5 17.2 17.3 Loss on debt extinguishment7 - 1.0 - 1.0 Non-GAAP Adjusted EBITDA $ 205.5 $ 158.3 $ 355.9 $ 289.2 Non-GAAP Adjusted EBITDA % of contract revenues 14.9% 13.2% 13.5% 12.3% NET INCOME AND NON-GAAP ADJUSTED EBITDA UNAUDITED $ MILLIONS 13 Amounts in table above may not add due to rounding

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO COMPARABLE GAAP FINANCIAL MEASURES Quarter Ended July 26, 2025 Quarter Ended July 27, 2024 Six Months Ended July 26, 2025 Six Months Ended July 27, 2024 Net income $ 97.5 $ 68.4 $ 158.5 $ 131.0 Pre-tax Adjustments: Loss on debt extinguishment7 - 1.0 - 1.0 Stock-based compensation modification8 - 2.2 - 2.2 Tax impact of pre-tax adjustments - 0.9 - 0.9 Total adjustments, net of tax - 4.1 - 4.1 Non-GAAP Adjusted Net Income $ 97.5 $ 72.5 $ 158.5 $ 135.0 GAAP diluted earnings per common share $ 3.33 $ 2.32 $ 5.42 $ 4.44 Total adjustments, net of tax - 0.14 - 0.14 Non-GAAP Adjusted Diluted Earnings per Common Share $ 3.33 $ 2.46 $ 5.42 $4.58 Shares used in computing Non-GAAP Adjusted Diluted Earnings per Common Share 29.2 29.4 29.3 29.5 NET INCOME AND NON-GAAP ADJUSTED NET INCOME UNAUDITED $ MILLIONS 14 Amounts in table above may not add due to rounding

1. AT&T and Lumen each exceeded 10% of total revenues for Q2 2026. Customers exceeding 5% of total revenues for Q2 2026 were Brightspeed, Charter, Comcast, Frontier, Verizon and an unnamed customer. 2. The Company’s backlog represents an estimate of services to be performed pursuant to master service agreements and other contractual agreements over the terms of those contracts. These estimates are based on contract terms and evaluations regarding the timing of the services to be provided. In the case of master service agreements, backlog is estimated based on the work performed in the preceding 12-month period, when available. When estimating backlog for newly initiated master service agreements and other long and short-term contracts, the Company also considers the anticipated scope of the contract and information received from the customer during the procurement process. A signif icant majority of the Company’s backlog comprises services under master service agreements and other long-term contracts. Backlog is not a measure defined by United States generally accepted accounting principles (“GAAP”) and should be considered in addition to, but not as a substitute for, information provided in accordance with GAAP. Participants in the Company’s industry also disclose a calculation of their backlog; however, the Company’s methodology for determining backlog may not be comparable to the methodologies used by others. Dycom utilizes the calculation of backlog to assist in measuring aggregate awards under existing contractual relationships with its customers. The Company believes its backlog disclosures will assist investors in better understanding this estimate of the services to be performed pursuant to awards by its customers under existing contractual relationships. 3. As of both Q2 2026 and Q1 2026, the Company had $47.5 million of standby letters of credit outstanding under the Senior Credit Facility. 4. Liquidity represents the sum of availability from the Company’s Senior Credit Facility, considering net funded debt balances, and available cash and equivalents. For calculation of availability under the Senior Credit Facility, applicable cash and equivalents are netted against the funded debt amount. 5. DSO is calculated as the summation of current and non-current accounts receivable (including unbilled receivables), net of allowance for doubtful accounts, plus current contract assets, less contract liabilities, divided by average revenue per day during the respective quarter. Long-term contract assets are excluded from the calculation of DSO, as these amounts represent payments made to customers pursuant to long-term agreements and are recognized as a reduction of contract revenues over the period for which the related services are provided to the customers. 6. Amounts represent contract revenues from acquired businesses that were not owned for the entirety of both the current and prior year periods. 7. During the quarter ended July 27, 2024, the Company recognized a loss on debt extinguishment of approximately $1.0 million in connection with the amendment of its credit agreement. 8. In connection with the Company’s CEO succession plan and transition completed in November 2024, the Company incurred stock-based compensation modif ication expense of $2.2 million during the quarter and six months ended July 27, 2024 related to previously issued equity awards. NOTES 15

THE PEOPLE CONNECTING AMERICA®